                           Articles of Incorporation

                             (PURSUANT TO NRS 78)
                                STATE OF NEVADA

                                     [SEAL]
                                STATE OF NEVADA


(For filing office use)       Secretary of State       (For filing office use)
________________________________________________________________________________
     IMPORTANT: Read instructions on reverse side before completing this form.
                        TYPE OR PRINT (BLACK INK ONLY)

1. NAME OF CORPORATION:  T/SF of Nevada, Inc.
                       ---------------------------------------------------------
2. RESIDENT AGENT:  (designated resident agent and his STREET ADDRESS in Nevada
                                                       --------------
where process may be served)

Name of Resident Agent:  The Corporation Trust Company of Nevada
                        ________________________________________________________

Street Address: One East 1st Street                            Reno      89501
                _______________________________________________________________
                  Street No.     Street Name                   City       Zip
3. SHARES: (number of shares the corporation is authorized to issue)
   Number of shares with par value:  2,500,000  Par value: $.01  Number of
                                     ---------             ----
   shares without par value:  0
                             ---
4. GOVERNING BOARD:  shall be styled as (check out):  X  Directors    Trustees
                                                     ---           ---
   The FIRST BOARD OF DIRECTORS shall consist of  3  members and the names and
                                                 ---
   addresses are as follows:

     Howard G. Barnett, Jr.           2407 E. Skelly Drive    Tulsa, OK  74105
     --------------------------       ----------------------------------------
     Name                             Address                   City/State/Zip

     Robert E. Craine, Jr.            2407 E. Skelly Drive    Tulsa, OK  74105
     --------------------------       ----------------------------------------
     Name                             Address                   City/State/Zip

     J. Gary Mourton                  2407 E. Skelly Drive    Tulsa, OK  74105
     --------------------------       ----------------------------------------
     Name                             Address                   City/State/Zip

5.  PURPOSE (optional--see reverse side): The purpose of the corporation shall

    ----------------------------------------------------------------------------
    be:
    ---

6. NRS 78.037: States that the articles of incorporation may also contain a provision eliminating or limiting the personal liability of a director or officer of the corporation or its stockholders for damages for breach of fiduciary duty as a director of officer except acts or omissions which include misconduct or fraud. Do you want this provision to be part of your
    articles? Please check one of the following:  YES  X   NO     .
                                                      ---     ----
7. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information noted on separate pages. But, if any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 1. See Exhibit A attached.
                             ---
8. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (signatures must be notorized).


      Robert A. Curry
    -----------------------------------------               -------------------------------------------------
    Name (print)                                            Name (print)

     Conner & Winters
     2400 First Place Tower    Tulsa OK  74103
    ------------------------------------------              -------------------------------------------------
    Address                   City/State/Zip                Address                           City/State/Zip

    ------------------------------------------              -------------------------------------------------
    Signature                                               Signature

    ------------------------------------------              Subscribed and sworn to before me this 11th day of
    Name (print)                                                                                   ----

    ------------------------------------------                    July   , 1995.
    Address                    City/State/Zip               -------------  ----

    ------------------------------------------                   Melissa Fox
    Signature                                               --------------------------------------------------
                                                                                Notary Public

                                                                        (affix notary stamp or seal)

9.  CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

I, ________________________ hereby accept appointment as Resident Agent for the above named corporation.

--------------------------------------    -------------------------------------
Signature of Resident Agent                                                Date
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                                                                       EXHIBIT A


                            ADDITIONAL INFORMATION

                          ARTICLES OF INCORPORATION
                                      OF
                             T/SF OF NEVADA, INC.

        To the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes as the same exists or may hereafter be amended, T/SF of Nevada, Inc ("the Corporation") shall: (i) indemnify its officers, directors, employees and agents and (ii) advance expenses incurred by such officers, directors, employees and agents in relation to any action, suit or proceeding. Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability or right to indemnification or advancement of expenses hereunder existing at the time of such repeal or modification.

                           Article of Incorporation

                             (PURSUANT TO NRS 78)
                                STATE OF NEVADA

                                     SEAL
                                STATE OF NEVADA


(For filing officce use)       Seretary of State       (For filing office use)
________________________________________________________________________________
     IMPORTANT: Read instructions on reverse side before completing this form
                        TYPE OR PRINT (BLACK INK ONLY)

1. NAME OF CORPORATION:  T/SF of Nevada, Inc.
                       ---------------------------------------------------------
2. RESIDENT AGENT:  (designated resident agent and his

The Corporation Trust Company of Nevada